FIRST LOAN MODIFICATION AGREEMENT

This FIRST LOAN MODIFICATION AGREEMENT ("First Modification Agreement") is made effective as of June 20, 2018 (the "Effective Date") by and among SOUTHWEST FARMS, INC., a Colorado corporation ("Lender"), and EWSD I LLC, a Delaware limited liability company (formerly an Arizona limited liability company)(the "Borrower").

RECITALS

A. Borrower executed that certain Secured Promissory Note payable to the order of Lender in the original principal amount of $3,670,000.00, dated August 7, 2015 (the "Note"). The loan evidenced by the Note is hereinafter referred to as the "Loan."

B. The Note is secured, in part, by (i) that certain Deed of Trust, Security Agreement and Financing Statement, dated as of August 7, 2015, which was recorded in the real property records of the County of Pueblo, Colorado (the "Records") on August 10, 2015 at Reception Number 2012756 (the "Deed of Trust"), and which encumbers the real property commonly known as 214 39th Lane, Pueblo, Colorado, which is more particularly described in the Deed of Trust (the "Property"); and (ii) that certain Assignment of Rents and Leases, dated as of August 7, 2015, which was recorded in the Records on August 10, 2015 at Reception Number 2012757 (the "Assignment of Rents and Leases"). The Note, the Deed of Trust, the Assignment of Rents and Leases and any other documents or instruments executed or delivered in connection with the Loan are collectively referred to in this Agreement as the "Loan Documents."

C. Borrower has requested that Lender extend the term of the Loan.

D. Borrower and Lender now desire to execute this First Modification Agreement in order to amend and modify certain terms and provisions of the Loan Documents in connection with the extension of the term of the Loan, all as more fully set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants set forth below, and other good and valuable consideration, the receipt and adequacy of which are acknowledged, and with the intent to be legally bound, Borrower and Lender hereby agree as follows:

1. Extension of Maturity Date. As of the Effective Date, Borrower and Lender hereby agree that the "Maturity Date" of the Note and the Loan evidenced thereby is hereby extended from August 1, 2018 to August 1, 2020, subject to the terms and conditions of this First Modification Agreement. From and after the Effective Date, all references to the Maturity Date and/or the date for a final payment of all accrued interest and principal in the Note, Deed of Trust and any other Loan Documents shall refer to the Maturity Date as modified herein.

2. Payments. From and after the Effective Date, Borrower shall continue to make monthly payments of principal and interest in accordance with the terms of the Note in the same amounts, on the same dates, and otherwise in the same manner as required in the Note, through and including July 1, 2020, with the final BALLOON payment of all unpaid principal and all accrued but unpaid interest due and payable on the Maturity Date, as extended pursuant to Section 1 above. In addition to the regularly scheduled payments, on or before May 31, 2019, Borrower shall pay to Lender an additional payment in the amount of $250,000.00 (the "Required Principal Payment"). The Required Principal Payment shall be applied by Lender to reduce the final principal amount of the Balloon Payment due on the Maturity Date and shall not reduce or delay any regularly scheduled payment hereunder. If Borrower fails to timely pay the Required Principal Payment to Lender, then such failure shall not constitute a default by Borrower under the Loan Documents; however, in such event, the Maturity Date shall be automatically accelerated from August 1, 2020 to August 1, 2019, and all references to the Maturity Date herein and in the other Loan Documents shall automatically be amended to refer to such earlier Maturity Date.

3. **Payment of Lender Costs; Extension Fee**. Borrower shall pay to Lender: (a) on or before July 16, 2018, a loan extension fee in the amount of $40,000.00 ("First Extension Fee"); and (b) within five (5) days after mutual execution of this Agreement, $2,500.00 as reimbursement to Lender for the costs and expenses (including reasonable attorneys' fees and costs) incurred by Lender in connection with this First Modification Agreement. The First Extension Fee shall be deemed fully earned by Lender upon receipt and shall not be applied or credited against either the principal amount of the Loan, or any unpaid interest on the Loan, but rather, such First Extension Fee shall be deemed to be additional consideration payable by Borrower to Lender in partial consideration for the extension set forth herein.

4. **Conditions Precedent**. The effectiveness of the amendments set forth in Sections 1 and 2 of this First Modification Agreement is subject to the satisfaction of the following conditions precedent:

(a) Borrower shall have timely performed all of Borrower's obligations under the Loan Documents through and until the Effective Date;

(b) As of the Effective Date, the Property shall not have incurred any material damage or casualty;

(c) Lender's receipt, on or before the Effective Date, of this First Modification Agreement, duly executed by Borrower;

(d) Lender's receipt, on or before the July 16, 2018, of the First Extension Fee, in good funds;

(e) Lender's receipt, on or before the Effective Date, of an endorsement to Lender's existing Mortgagee Title Insurance Policy relating to the Property, confirming the continued lien priority of the Deed of Trust, and confirming that no junior liens, mortgages or deeds of trust have been recorded in the Records against the Property, such endorsement to be in a form and content acceptable to Lender;

(f) Lender's receipt, on or before the Effective Date, of such documents and certificates as Lender or its counsel may reasonably request relating to the organization, existence and good standing of Borrower, the authorization of the transactions contemplated by this First Modification Agreement and the other Loan Documents, the identity, authority and capacity of each authorized representative of Borrower authorized to act as an authorized representative in connection with this First Modification Agreement and the other Loan Documents (as applicable), and any other legal matters relating to Borrower, the Loan Documents or such transactions, all in form and substance satisfactory to Lender and its counsel;

(g) if requested by Lender, Lender's receipt, on or before the Effective Date, of certificates from Borrower's insurance broker setting forth the insurance maintained by Borrower and stating that such insurance is in full force and effect, and which certificates shall evidence that such insurance complies with the requirements of the Loan Documents; and

(h) Lender's receipt, on or before the Effective Date, of such other reports, searches, documents, certificates and instruments as Lender or its counsel may have reasonably requested, such reports, searches, documents, certificates and instruments to be satisfactory to Lender or its counsel in all respects in its or their reasonable discretion.

5. **Lien Status; No Release**. Borrower hereby acknowledges and agrees that the Property (as defined in the Deed of Trust) originally pledged pursuant to the Loan Documents is not released, changed, modified or altered in any way by this First Modification Agreement, and that Lender's lien and security interest in and to such original Property shall remain in the same priority position which existed on the original closing date of the Loan. Nothing contained herein shall be deemed or construed as a release or waiver of rights by Lender against Borrower, or any other parties that originally executed the Loan Documents as a "Borrower."

6. **Representations of Borrower**. Borrower hereby represents and warrants to Lender as follows:

(a) Borrower has all requisite power and authority to execute this First Modification Agreement and the other Modification Documents and to perform all of its respective obligations hereunder and thereunder, and this First Modification Agreement and the other Modification Documents have all been duly executed and delivered by Borrower and constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with their respective terms.

(b) The execution, delivery and performance by Borrower of this First Modification Agreement and the other Modification Documents has been duly authorized by all necessary corporate action and does not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected.

(c) All of the representations and warranties contained in the Loan Documents (including without limitation the representations and warranties set forth in Section 4 of the Deed of Trust) are true and correct on and as of the Effective Date as though made on and as of such date.

(d) To Borrower's actual knowledge, upon the mutual execution of this First Modification Agreement, there are no Events of Default (as defined in the Note and in the Deed of Trust) under any of the Loan Documents.

(e) Except as previously provided to Lender, there have been no amendments, modifications or changes to the Articles of Organization or Operating Agreement of Borrower through the date that Borrower executes this First Modification Agreement.

(f) No material changes in Borrower's financial condition have occurred since the last financial statements of Borrower were provided to Lender.

(g) No liens, security instruments, mortgages or deeds of trust have been recorded in the Records against the Property since the date of the recording of the Deed of Trust.

7. **Reaffirmation of Loan Terms and Loan Documents**. Borrower and Lender agree that the terms, covenants and conditions of the Note, the Deed of Trust and any other Loan Documents shall all remain and continue in full force and effect as modified by this First Modification Agreement. If there is any conflict between the terms and provisions of this First Modification Agreement and the terms and provisions of the Loan Documents, the terms and provisions of this First Modification Agreement shall govern and control.

8. **Modification Documents Constitute Loan Documents**. The Modification Documents shall each be deemed to be "Loan Documents" as defined in the Note, as amended.

9. **Additional Documents**. Borrower agrees to execute any and all additional documents, including additional security documents, that Lender may deem reasonably necessary to evidence the intent of the parties to this First Modification Agreement within ten (10) business days after receipt of such documentation.

10. **No Release of Debt**. Borrower specifically acknowledges and agrees that nothing contained in this First Modification Agreement or the other Modification Documents shall be understood or construed to be a satisfaction or release in whole or in part of any indebtedness evidenced by the Loan Documents, or to be an amendment or waiver of any of the provisions of the Loan Documents, except as specifically set forth in this First Modification Agreement or the other Modification Documents, or as reasonably necessary to effect the amendments contained herein. Borrower acknowledges that no defenses exist to the enforcement of the Loan Documents, as amended by this First Modification Agreement or the other Modification Documents, and no basis exists for asserting any offset or other claim against the Lender. No party that originally executed the Loan Documents as a "borrower" shall be deemed to have been released in any manner whatsoever by virtue of the Modification Documents. The extension of the Maturity Date (without any increase in the loan amount or applicable interest rate)

provided herein was granted by Lender at the request of the Borrower and is intended to benefit all parties that originally executed the Loan Documents as a "borrower."

11. General Release. Borrower hereby absolutely and unconditionally releases and forever discharges Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity, or upon contract or tort or under any state or federal law or otherwise, which Borrower has, had, now has, or has made against any such person for, or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the Effective Date of this First Modification Agreement, whether such claims, demands and causes of action are matured or unmatured, or known or unknown, and Borrower each hereby further acknowledge and agree that as of the Effective Date, they have no existing defenses to the enforcement of the Loan Documents and to the extent that any exist as of the Effective Date, each of them are hereby absolutely and forever waived.

12. No Default. As of the Effective Date, to Lender's actual knowledge, Borrower is not in material default of any of the terms or provisions of the Note or the Loan.

13. No Waiver. This First Modification Agreement and the other Modification Documents (a) do not constitute a waiver by Lender of Borrower's compliance with any covenants, or a waiver of any Borrower Event of Default, under the Note or any of the other Loan Documents and (b) shall not entitle Borrower to any similar or other amendments in the future. Without limiting the foregoing, except as specifically set forth herein, Lender continues to reserve all rights and remedies available to Lender under the Note, the other Loan Documents, under law and in equity.

14. Severability. The invalidity or unenforceability of any term or provision of this First Modification Agreement shall not affect the validity or enforceability of the remaining terms and provisions hereof and each provision of this First Modification Agreement shall be valid and enforceable to the fullest extent permitted by law.

15. Headings. The section headings of this First Modification Agreement are for reference only and shall not be deemed to alter or affect the meaning of the terms hereof.

16. Time. Time is of the essence hereof.

17. Binding Effect; Integration. This First Modification Agreement becomes effective only upon the execution by Borrower and Lender. The provisions of this First Modification Agreement shall bind the respective heirs, executors, personal representatives, administrators, successors and assigns of the parties hereto. This First Modification Agreement incorporates all prior discussions and negotiations between the parties and may not be amended except in writing duly acknowledged by the parties.

18. Governing Law. This First Modification Agreement shall be governed by the internal laws of the State of Colorado without regard to its conflicts of laws principles.

19. Counterparts. This First Modification Agreement may be executed in counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one agreement. Executed copies hereof may be delivered by facsimile or via email and upon receipt will be deemed originals and binding upon the parties hereto, regardless of whether originals are delivered thereafter.

20. WAIVER OF JURY TRIAL. BORROWER AND LENDER, EACH FOR ITSELF, AND FOR ALL WHO MAY CLAIM THROUGH OR UNDER IT, WAIVE THE RIGHT TO TRIAL BY JURY ON ANY ISSUES BETWEEN BORROWER AND LENDER AND TO ANY ISSUES PERTAINING TO THE LOAN DOCUMENTS AND AS TO MATTERS PERTAINING TO THE ACTS OF THE LENDER PRIOR TO THE DATE HEREOF.

IN WITNESS WHEREOF, the parties hereto have executed this First Modification Agreement as of the Effective Date set forth above.

LENDER:

SOUTHWEST FARMS, INC.,
a Colorado corporation

By: ______________________
John Sliman, President

BORROWER:

EWSD I, LLC, a Delaware limited liability company

By: ______________________

Print Name: Ned L. Siegel

Title: Executive Chairman
Notis Global, Inc.

Signature Page to First Loan Modification Agreement